GABLES RESIDENTIAL TRUST

        THIRD AMENDED AND RESTATED 1994 SHARE OPTION AND INCENTIVE PLAN *


SECTION 1.        GENERAL PURPOSE OF THE PLAN; DEFINITIONS

     The name of the plan is the Gables Residential Trust 1994 Share Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees and Trustees of Gables Residential Trust (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

     The following terms shall be defined as set forth below:

     "Act" means the Securities Exchange Act of 1934, as amended.

     "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Share Options, Non-Qualified Share Options, Restricted Share Awards and Unrestricted Share Awards.

     "Board" means the Board of Trustees of the Company.

     "Cause" means and shall be limited to a vote of the Board of Trustees resolving that the participant should be dismissed as a result of (i) any material breach by the participant of any agreement to which the participant and the Company are parties, (ii) any act (other than retirement) or omission to act by the participant which may have a material and adverse effect on the business of the Company or any Subsidiary or on the participant's ability to perform services for the Company or any Subsidiary, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (iii) any material misconduct or neglect of duties by the participant in connection with the business or affairs of the Company or any Subsidiary.

        "Change of Control" is defined in Section 12.

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*    The 1994  Share  Option and  Incentive  Plan was  approved  by the Board of
     Trustees and the shareholders on January 19, 1994; the first amendment thereto was approved by the Board of Trustees at a Meeting of the Board of Trustees on February 20, 1995 and by the shareholders at the 1995 Annual Meeting of Shareholders on May 16, 1995; the second amendment thereto was approved by the Board of Trustees at a Meeting of the Board of Trustees on February 6, 1996 and by the shareholders at the 1996 Annual Meeting of Shareholders on May 14, 1996. At a meeting of the Board of Trustees on December 11, 1996, the Board of Trustees adopted Amendment No. 1 to the Second Amended and Restated 1994 Share Option and Incentive Plan. The Third Amended and Restated 1994 Share Option and Incentive Plan was approved by the Board of Trustees by a Unanimous Written Consent in Lieu of a Meeting dated March 16, 1998 and by the shareholders at the 1998 Annual Meeting of Shareholders on May 19, 1998.

     "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

     "Committee"  means the Board or any  Committee of the Board  referred to in
Section 2.

     "Disability" means disability as set forth in Section 22(e)(3) of the Code.

     "Disinterested Person" means an Independent Trustee who qualifies as such under Rule 16b-3(c)(2)(i) promulgated under the Act, or any successor definition under the Act.

     "Effective Date" means the date on which the Plan is approved by shareholders as set forth in Section 14.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the related rules, regulations and interpretations.

     "Fair Market Value" on any given date means the last reported sale price at which the Shares are traded on such date or, if no Shares are traded on such date, the most recent date on which the Shares were traded, as reflected on the New York Stock Exchange or, if applicable, any other national stock exchange on which the Shares are traded. Notwithstanding the foregoing, the Fair Market Value on the first day of the Company's initial public offering shall mean the initial public price.

     "Incentive Share Option" means any Share Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

     "Independent Trustee" means a member of the Board who is not also an employee of the Company or any Subsidiary.

     "Non-Qualified Share Option" means any Share Option that is not an Incentive Share Option.

     "Option" or "Share Option" means any option to purchase Shares granted pursuant to Section 5.

     "Restricted Share Award" means Awards granted pursuant to Section 6.

     "Share" or "Shares" means one or more, respectively, of the Common Shares of beneficial interest, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

     "Subsidiary" means Gables Realty Limited Partnership, Central Apartment Management, Inc., East Apartment Management, Inc., Gables Central Construction, Inc., and Gables East Construction, Inc., and any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

     "Unit" or "Units" means a unit or units of limited partnership interest in Gables Realty Limited Partnership, a Delaware limited partnership and the entity through which the Company principally conducts its business.

        "Unrestricted Share Award" means Awards granted pursuant to Section 7.

SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS
            --------------------------------------------------------------------

     (a) COMMITTEE. Prior to the closing of the Company's initial public offering and the appointment of the Independent Trustees, the Plan shall be administered by the Board. After the closing of the Company's initial public offering and the appointment of the Independent Trustees, the Plan shall be administered by all of the Independent Trustee members of the Compensation Committee of the Board, or any other committee of not less than two Independent Trustees performing similar functions, as appointed by the Board from time to time. Each member of the Committee shall be a Disinterested Person after the date of the closing of the Company's initial public offering.

     (b) POWERS OF COMMITTEE. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

               (i) to select the officers and other employees of the Company and its Subsidiaries to whom Awards may from time to time be granted;

               (ii) to determine the time or times of grant, and the extent, if any, of Incentive Share Options, Non-Qualified Share Options, Restricted Share Awards and Unrestricted Share Awards, or any combination of the foregoing, granted to any one or more participants;

               (iii) to determine the number of Shares to be covered by any Award;

               (iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

               (v) to accelerate the exercisability or vesting of all or any portion of any Award;

               (vi) subject to the provisions of Section 5(a)(iii), to extend the period in which Share Options may be exercised;

               (vii) to determine whether, to what extent, and under what circumstances Shares and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

               (viii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

     All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

SECTION 3. SHARES ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
           -----------------------------------------------------

     (a) SHARES ISSUABLE. At any time, the maximum number of Shares issued or available for issuance under the Plan shall be 9% of the sum of (i) the total number of Shares outstanding at such time (which limit shall be determined without considering as outstanding any Shares that are the subject of any unexercised options under the Plan or any other option plan of the Company or any Shares owned by the Company or any of its subsidiaries) and (ii) the total number of Shares issuable upon the exchange of Units that are outstanding at such time (other than Units owned by the Company or any of its subsidiaries); provided, however, that the maximum number of Shares for which Incentive Share Options may be granted under the Plan shall not exceed 2,622,860 Shares (which number represents 9% of such sum as of May 19, 1998 and which number is subject to adjustment as provided in paragraph (b) below); provided, further, that at any time the total number of Shares issued or available for issuance under the Plan in respect of Restricted Share Awards or Unrestricted Share Awards shall not exceed 50% of the total number of Shares available for issuance under the Plan at such time; provided, further, that the number of Shares for which Share Options may be granted to any one individual participant during any one calendar year period shall be limited to 200,000 Shares. The Shares underlying any Awards which are forfeited, cancelled, reacquired by the Company, satisfied without the issuance of Shares or otherwise terminated (other than by exercise) shall be added back to the Shares available for issuance under the Plan. Shares issued under the Plan may be authorized but unissued Shares or Shares reacquired by the Company.

     (b) SHARE DIVIDENDS, MERGERS, ETC. In the event of a share dividend, share split or similar change in capitalization affecting the Shares, the Committee shall make appropriate adjustments in (i) the number and kind of shares or securities on which Awards may thereafter be granted, (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company or Gables Realty Limited Partnership, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances).

     (c) SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 4. ELIGIBILITY
           -----------

     Participants in the Plan will be such full or part-time officers and other employees of the Company and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries and who are selected from time to time by the Committee, in its sole discretion. Independent Trustees are also eligible to participate in the Plan but only to the extent provided in Section 5(c) and Section 7 below.

SECTION 5. SHARE OPTIONS
           -------------

     Any Share Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     Share Options granted under the Plan may be either Incentive Share Options or Non-Qualified Share Options. To the extent that any Option does not qualify as an Incentive Share Option, it shall constitute a Non-Qualified Share Option.

     No Incentive  Share  Option  shall be granted  under the Plan after May 18,
2008.

     (a) SHARE OPTIONS GRANTED TO EMPLOYEES. The Committee in its discretion may grant Share Options to employees of the Company or any Subsidiary. Share Options granted to employees pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (i) EXERCISE PRICE. The exercise price per share for the Shares covered by a Share Option granted pursuant to this Section 5(a) shall be determined by the Committee at the time of grant but shall not be less than 100% of Fair Market Value on the date of grant. Notwithstanding the foregoing, with respect to Non-Qualified Share Options which are granted in lieu of cash bonus, the exercise price per share shall not be less than 50% of the Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Share Option is granted to such employee, the option price of such Incentive Share Option shall be not less than 110% of Fair Market Value on the grant date.

          (ii) GRANT OF DISCOUNT OPTIONS IN LIEU OF CASH BONUS. Upon the request of an employee and with the consent of the Committee, such employee may elect each calendar year to receive a Non-Qualified Share Option in lieu of cash bonus to which he may become entitled during the following calendar year pursuant to any other plan of the Company, but only if such employee makes an irrevocable election to waive receipt of all or a portion of such cash bonus. Such election shall be made on or before the date set by the Committee which date shall be no later than 15 days preceding January 1 of the calendar year in which the cash bonus would otherwise be paid. A Non-Qualified Share Option shall be granted to each employee who made such an irrevocable election on the date the waived cash bonus would otherwise be paid; provided, however, that with respect to an employee who is subject to Section 16 of the Act, if such grant date is not at least six months and one day from the date of the election, the grant shall be delayed until the date which is six months and one day from the date of the election (or the next following business day, if such date is not a business day). The exercise price per Share Option shall be determined by the Committee but shall not be less than 50% of the Fair Market Value of a single Share on the date the Share Option is granted. The number of Shares subject to the Share Option shall be determined by dividing the amount of the waived cash bonus by the difference between the Fair Market Value of a single Share on the date the Share Option is granted and the exercise price per Share Option. The Share Option shall be granted for whole number of Shares so determined; the value of any fractional share shall be paid in cash. An employee may revoke his election under this Section 5(a)(ii) on a prospective basis at any time; provided, however, that with respect to an employee who is subject to Section 16 of the Act, such revocation shall only be effective six months and one day following the date of such revocation.

          (iii) OPTION TERM. The term of each Share Option shall be fixed by the Committee, but no Incentive Share Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Share Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

          (iv) EXERCISABILITY; RIGHTS OF A SHAREHOLDER. Share Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date; provided, however, that Share Options granted in lieu of cash bonus shall be exercisable immediately. The Committee may at any time accelerate the exercisability of all or any portion of any Share Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Share Option and not as to unexercised Share Options.

          (v) METHOD OF EXERCISE. Share Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

                    (A) In cash, by certified or bank check or other  instrument acceptable to the Committee;

                    (B) In the  form of  Shares  that are not  then  subject  to restrictions under any Company plan and that have been held by the optionee for at least six months, if permitted by the Committee in its discretion. Such surrendered Shares shall be valued at Fair Market Value on the exercise date;

                    (C) By the  optionee  delivering  to the  Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. Payment instruments will be received subject to collection; or

                    (D) By the optionee delivering to the Company a full recourse promissory note, provided that the Board or the Compensation Committee has (i) authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of the optionee's Share Options and (ii) established the terms of such note. Such promissory note shall, at the Company's discretion, be accompanied by a pledge agreement of the Common Shares issued pursuant to the exercise of such Share Options.

The delivery of certificates representing the Shares to be purchased pursuant to the exercise of a Share Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Share Option) by the Company of the full purchase price for such Shares and the fulfillment of any other requirements contained in the Share Option or applicable provisions of laws.

          (vi) NON-TRANSFERABILITY OF OPTIONS. No Share Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Share Options shall be exercisable, during the optionee's lifetime, only by the optionee.

          (vii) TERMINATION BY REASON OF DEATH. If any optionee's employment by the Company and its Subsidiaries terminates by reason of death, the Share Option may thereafter be exercised, to the extent exercisable at the date of death, by the legal representative or legatee of the optionee, for a period of six months (or such longer period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Option, if earlier.

          (viii) TERMINATION BY REASON OF DISABILITY.

                         (A)  Any  Share  Option  held  by  an  optionee   whose
                    employment by the Company and its Subsidiaries has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of twelve months (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

                         (B)  The  Committee   shall  have  sole  authority  and
                    discretion to determine whether a participant's employment has been terminated by reason of Disability.

                         (C) Except as  otherwise  provided by the  Committee at
                    the time of grant, the death of an optionee during a period provided in this Section 5(a)(viii) for the exercise of a Non-Qualified Share Option, shall extend such period for six months from the date of death, subject to termination on the expiration of the stated term of the Option, if earlier.

          (ix) TERMINATION FOR CAUSE. If any optionee's employment by the Company and its Subsidiaries has been terminated for Cause, any Share Option held by such optionee shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Share Option can be exercised for a period of up to 30 days from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

          (x) OTHER TERMINATION. Unless otherwise determined by the Committee, if an optionee's employment by the Company and its Subsidiaries terminates for any reason other than death, Disability, or for Cause, any Share Option held by such optionee may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for three months (or such longer period as the Committee shall specify at any time) from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

          (xi) ANNUAL LIMIT ON INCENTIVE SHARE OPTIONS. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Share Options granted under this Plan and any other plan of the Company or its Subsidiaries become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

          (xii) FORM OF SETTLEMENT. Shares issued upon exercise of a Share Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan.

     (b) RELOAD OPTIONS. At the discretion of the Committee, Options granted under Section 5(a) may include a so-called "reload" feature pursuant to which an optionee exercising an option by the delivery of a number of Shares in accordance with Section 5(a)(v)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Share on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Committee may provide) to purchase that number of Shares equal to the number delivered to exercise the original Option.

     (c) SHARE OPTIONS GRANTED TO INDEPENDENT TRUSTEES.

               (i) AUTOMATIC GRANT OF OPTIONS. Promptly after the closing of the Company's initial public offering and the appointment of the Independent Trustees, each Independent Trustee shall automatically be granted a Non-Qualified Share Option to purchase 3,000 Shares. Each Independent Trustee who is serving as Trustee of the Company on the fifth business day after each annual meeting of shareholders, beginning with the 1995 annual meeting, shall automatically be granted on such day a Non-Qualified Share Option to acquire 5,000 Shares. The exercise price per Share for the Shares covered by a Share Option granted pursuant to the first sentence hereof shall be equal to the greater of the initial public offering price or the Fair Market Value of a single Share on the date the Share Option is granted. The exercise price per Share for the Shares covered by a Share Option granted pursuant to the second sentence hereof shall be equal to the Fair Market Value of a single Share on the date the Share Option is granted.

               (ii) EXERCISE; TERMINATION; NON-TRANSFERABILITY.

                    (A) Except as provided in Section 12, no Option granted under Section 5(c)(i) may be exercised before the first anniversary of the date upon which it was granted; provided, however, that any Option so granted shall become exercisable upon the termination of service of the Independent Trustee because of Disability or death. No Option issued under this Section 5(c) shall be exercisable after the expiration of ten years from the date upon which such Option is granted.

                    (B) The rights of an Independent Trustee in an Option granted under Section 5(c) shall terminate six months after such Trustee ceases to be a Trustee of the Company or the specified expiration date, if earlier; provided, however, that if the Independent Trustee ceases to be a Trustee for Cause, the rights shall terminate immediately on the date on which he ceases to be a Trustee.

                    (C) No Share Option granted under this Section 5(c) shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and such Options shall be exercisable, during the optionee's lifetime only by the optionee. Any Option granted to an Independent Trustee and outstanding on the date of his death may be exercised by the legal representative or legatee of the optionee for a period of six months from the date of death or until the expiration of the stated term of the option, if earlier.

                    (D) Options granted under this Section 5(c) may be exercised only by written notice to the Company specifying the number of Shares to be purchased. Payment of the full purchase price of the Shares to be purchased may be made by one or more of the methods specified in Section 5(a)(v). An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Share Option and not as to unexercised Share Options.

               (iii) LIMITED TO  INDEPENDENT  TRUSTEES.  The  provisions of this
          Section 5(c) shall apply only to Options granted or to be granted to Independent Trustees, and shall not be deemed to modify, limit or otherwise apply to any other provision of this Plan or to any Option issued under this Plan to a participant who is not an Independent Trustee of the Company. To the extent inconsistent with the provisions of any other Section of this Plan, the provisions of this Section 5(c) shall govern the rights and obligations of the Company and Independent Trustees respecting Options granted or to be granted to Independent Trustees. The provisions of this Section 5(c) which affect the price, date of exercisability, option period or amount of Shares under an Option shall not be amended more than once in any six-month period, other than to comport with changes in the Code or ERISA.

SECTION 6. RESTRICTED SHARE AWARDS
           -----------------------

     (a) NATURE OF RESTRICTED SHARE AWARD. The Committee may grant Restricted Share Awards to any employee of the Company or any Subsidiary. A Restricted Share Award is an Award entitling the recipient to acquire, at no cost or for a purchase price determined by the Committee, Shares subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Shares"). Conditions may be based on continuing employment and/or achievement of pre-established performance goals and objectives.

     (b) ACCEPTANCE OF AWARD. A participant who is granted a Restricted Share Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within 60 days (or such shorter date as the Committee may specify) following the award date by making payment to the Company, if required, by certified or bank check or other instrument or form of payment acceptable to the Committee in an amount equal to the specified purchase price, if any, of the Shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions of the Restricted Shares in such form as the Committee shall determine.

     (c) RIGHTS AS A SHAREHOLDER. Upon complying with Section 6(b) above, a participant shall have all the rights of a shareholder with respect to the
Restricted Shares including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Share Award. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Shares shall remain in the possession of the Company until such Shares are vested as provided in Section 6(e) below.

     (d) RESTRICTIONS. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by the Company and its Subsidiaries for any reason (including death, retirement, Disability, and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase Restricted Shares with respect to which conditions have not lapsed at their purchase price, or to require forfeiture of such Shares to the Company if acquired at no cost, from the participant or the participant's legal representative. The Company must exercise such right of repurchase or forfeiture not later than the 90th day following such termination of employment (unless otherwise specified in the written instrument evidencing the Restricted Share Award).

     (e) VESTING OF RESTRICTED SHARES. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the Shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed "vested."

     (f) WAIVER, DEFERRAL AND REINVESTMENT OF DIVIDENDS. The written instrument evidencing the Restricted Share Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Shares.

SECTION 7. UNRESTRICTED SHARE AWARDS
           -------------------------

     (a) GRANT OR SALE OF UNRESTRICTED SHARES. The Committee may, in its sole discretion, grant (or sell at a purchase price determined by the Committee) an Unrestricted Share Award to any employee of the Company or any Subsidiary which will entitle such employee to receive Shares free of any restrictions under the Plan ("Unrestricted Shares"). Unrestricted Shares may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation to such employee.

     (b) ELECTIONS TO RECEIVE UNRESTRICTED SHARES IN LIEU OF COMPENSATION. Upon the request of an employee and with the consent of the Committee, each employee may, pursuant to an irrevocable written election delivered to the Company no later than the date or dates specified by the Committee, receive a portion of the cash compensation otherwise due to him in Unrestricted Shares (valued at Fair Market Value on the date or dates the cash compensation would otherwise be paid, or on the effective date of the election, if later). With respect to any employee who is subject to Section 16 of the Act, such irrevocable election shall become effective no earlier than six months and one day following the date of such election and the revocation of such election shall be effective six months and one day following the date of the revocation.

     (c) ELECTIONS TO RECEIVE UNRESTRICTED SHARES IN LIEU OF TRUSTEES' FEES. Each Independent Trustee may, pursuant to an irrevocable written election delivered to the Company, receive all or a portion of his cash trustee's fees in Unrestricted Shares (valued at Fair Market Value on the date or dates the trustee's fees would otherwise be paid, or on the effective date of the election, if later). Such election shall be effective no earlier than six months and one day following the date of such election. Any revocation of such election shall be effective six months and one day following the date of the revocation.

SECTION 8. TAX WITHHOLDING
           ---------------

     (a) PAYMENT BY PARTICIPANT. Each participant shall, no later than the date as of which the value of an Award or of any Shares or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     (b) PAYMENT IN SHARES. A participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from of Shares to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company Shares owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. With respect to any participant who is subject to Section 16 of the Act, the following additional restrictions shall apply:

          (A) the election to satisfy tax withholding obligations relating to an Award in the manner permitted by this Section 8(b) shall be made either (1) during the period beginning on the third business day following the date of release of quarterly or annual summary statements of revenues of the Company and ending on the twelfth business day following such date, or (2) at least six months prior to the date as of which the receipt of such an Award first becomes a taxable event for Federal income tax purposes;

          (B) such election shall be irrevocable;

          (C) such election shall be subject to the consent or disapproval of the Committee; and

          (D) the Shares withheld to satisfy tax withholding must pertain to an Award which has been outstanding for at least six months.

Notwithstanding the foregoing, the first sentence of Section 8(b)(A) shall not be applicable until the Company has been subject to the reporting requirements of Section 13(a) of the Act for at least a year prior to the election and has filed all reports and statements required to be filed pursuant to that Section for that year.

SECTION 9. TRANSFER, LEAVE OF ABSENCE, ETC.
           --------------------------------

     For purposes of the Plan, the following events shall not be deemed a termination of employment:

     (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

     (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 10. AMENDMENTS AND TERMINATION
            --------------------------

     The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. To the extent required by the Code to ensure that Options granted hereunder qualify as Incentive Share Options and to the extent required by the Act to ensure that Awards and Options granted under the Plan are exempt under Rule 16b-3 promulgated under the Act, Plan amendments shall be subject to approval by the Company's shareholders.

SECTION 11. STATUS OF PLAN
            --------------

     With respect to the portion of any Award which has not been exercised and any payments in cash, Shares or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Shares or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 12. CHANGE OF CONTROL PROVISIONS
            ----------------------------

     Upon the occurrence of a Change of Control as defined in this Section 12:

     (a)  Each  outstanding  Share  Option  shall  automatically   become  fully
exercisable notwithstanding any provision to the contrary herein.

     (b) Restrictions and conditions on Restricted Share Awards shall automatically be deemed waived, and the recipients of such Awards shall become entitled to receipt of the Shares subject to such Awards unless the Committee shall otherwise expressly provide at the time of grant.

     (c) "Change of Control" shall mean the occurrence of any one of the following events:

               (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan of the Company or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the
          Act), directly or indirectly, of securities of the Company representing 40% or more of either (A) the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Trustees ("Voting Securities") or (B) the then outstanding Shares of the Company (in either such case other than as a result of acquisition of securities directly from the Company); or

               (ii) persons who, as of the date of the closing of the Company's initial public offering, constitute the Company's Board of Trustees (the "Incumbent Trustees") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the closing of the Company's initial public offering whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Trustees shall, for purposes of this Plan, be considered an Incumbent Trustee; or

               (iii) the shareholders of the Company shall approve (A)any consolidation or merger of the Company or any Subsidiary where the shareholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 50% of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company;

     Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of Shares or other Voting Securities outstanding, increases (x) the proportionate number of Shares beneficially owned by any person to 40% or more of the Shares then outstanding or (y) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 40% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause (x) or (y) of this sentence shall thereafter become the beneficial owner of any additional Shares or other Voting Securities (other than pursuant to a share split, stock dividend, or similar transaction), then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause(i).

SECTION 13. GENERAL PROVISIONS
            ------------------

     (a) NO DISTRIBUTION; COMPLIANCE WITH LEGAL REQUIREMENTS. The Committee may require each person acquiring Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof.

     No Shares shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Shares and Awards as it deems appropriate.

     (b) DELIVERY OF SHARE CERTIFICATES. Delivery of share certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a share transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

     (c) OTHER COMPENSATION ARRANGEMENTS; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

SECTION 14. EFFECTIVE DATE OF PLAN
            ----------------------

     The Plan shall become effective upon approval by the holders of a majority of the Shares of the Company present or represented and entitled to vote at a meeting of shareholders. Subject to such approval by the shareholders, and to the requirement that no Shares may be issued hereunder prior to such approval, Share Options and other Awards may be granted hereunder on and after adoption of the Plan by the Board.

SECTION 15. GOVERNING LAW
            -------------

     This Plan shall be governed by Maryland law except to the extent such law is preempted by federal law.